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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


  DATE OF REPORT (Date of earliest event reported):          OCTOBER 24, 1997



                                   EVI, INC.
               (Exact name of registrant as specified in charter)



        DELAWARE                    1-13086                     04-2515019
(State of Incorporation)     (Commission File No.)         (I.R.S. Employer
                                                            Identification No.)



       5 POST OAK PARK, SUITE 1760,
             HOUSTON, TEXAS                                     77027-3415
(Address of Principal Executive Offices)                        (Zip Code)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (713) 297-8400


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                       Exhibit Index Appears on Page 4

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ITEM 5.   OTHER EVENTS.


         On May 1, 1997, EVI, Inc. (the "Company") acquired GulfMark International, Inc. ("GulfMark"). The financial statements of the business and assets of GulfMark acquired by the Company (the "GulfMark Retained Assets") for the quarter ended March 31, 1997, are filed by the Company as Exhibit 99.1 and are hereby incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (c)     Exhibits.

        99.1     -   Financial Statements of GulfMark Retained Assets for the
                     quarter ended March 31, 1997.

        99.2     -   Third Supplemental Indenture by and among EVI, Inc.,
                     Ercon, Inc. and The Chase Manhattan Bank, as trustee, dated effective as of May 1, 1997.

        99.3     -   Fourth Supplemental Indenture by and among EVI, Inc., XLS
                     Holding, Inc., XL Systems, Inc. and The Chase Manhattan
                     Bank, as trustee, dated effective as of August 25, 1997.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EVI, INC.


                                               /s/ FRANCES R. POWELL
Dated: October 24, 1997                 ----------------------------------------
                                                   Frances R. Powell
                                               Vice President, Accounting
                                                     and Controller





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                               INDEX TO EXHIBITS


        Number                                Exhibit
        ------                                -------

        99.1 Financial Statements of GulfMark Retained Assets for the quarter ended March 31, 1997.

        99.2 Third Supplemental Indenture by and among EVI, Inc., Ercon, Inc. and The Chase Manhattan Bank, as trustee, dated effective as of May 1, 1997.

        99.3 Fourth Supplemental Indenture by and among EVI, Inc., XLS Holding, Inc., XL Systems, Inc. and The Chase Manhattan Bank, as trustee, dated effective as of August 25, 1997.





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